Exhibit (j.2.)

Other Opinions: Power of Attorney

Power of Attorney

SIT MID CAP GROWTH FUND, INC.

SIT LARGE CAP GROWTH FUND, INC.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

SIT MONEY MARKET FUND, INC.

SIT MUTUAL FUNDS, INC.

SIT MUTUAL FUNDS II, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Roger J. Sit and Paul E. Rasmussen, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

Signature	Title	Date

/s/ Melvin C. Bahle Melvin C. Bahle	Director	July 14, 2008

/s/ John P. Fagan John P. Fagan	Director	July 14, 2008

/s/ William E. Frenzel William E. Frenzel	Director	July 14, 2008

/s/ Sidney L. Jones Sidney L. Jones	Director	July 14, 2008

/s/ Bruce C. Lueck Bruce C. Lueck	Director	July 14, 2008

/s/ Donald W. Phillips Donald W. Phillips	Director	July 14, 2008

C-248

Power of Attorney

SIT MID CAP GROWTH FUND, INC.

SIT LARGE CAP GROWTH FUND, INC.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

SIT MUTUAL FUNDS, INC.

SIT MUTUAL FUNDS II, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints Roger J. Sit and Paul E. Rasmussen, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature:	Title:	Date:

/s/ Barry N. Winslow	Director	April 19, 2010
Barry N. Winslow

C-250

Power of Attorney

SIT MID CAP GROWTH FUND, INC.

SIT LARGE CAP GROWTH FUND, INC.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

SIT MUTUAL FUNDS, INC.

SIT MUTUAL FUNDS II, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned person hereby constitutes and appoints Roger J. Sit and Paul E. Rasmussen, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature:	Title:	Date:

/s/ Edward M. Giles	Director	July 18, 2012
Edward M. Giles

C-249